Exhibit 99.1
DOLLAR TREE ANNOUNCES RECONSTITUTION OF BOARD OF DIRECTORS
AND NEW EXECUTIVE BOARD CHAIR

~ Distinguished Retail Executive Richard Dreiling to Join Dollar Tree’s Board and Team
as Executive Chairman, Working with President and CEO Mike Witynski to Drive Value Creation and Capture New Opportunities ~

~ Richard Dreiling, Mantle Ridge Founder Paul Hilal, Five New Independent Directors
Unaffiliated with Mantle Ridge and Five Continuing Directors Will
Comprise the Reconstituted Twelve-Member Board ~

~ Board Structure to Include Newly Formed Finance Committee and Separate
Sustainability and Corporate Social Responsibility Committee ~

CHESAPEAKE, VA--March 8, 2022--Dollar Tree (Nasdaq: DLTR) (“Dollar Tree” or the “Company”) today announced that, with the benefit of extensive input from shareholders, it will move forward with a reconstituted Board of Directors (the “Board”) that includes both current and new directors. Under this plan, the Board will include distinguished retail executive Richard (Rick) Dreiling as Executive Chair, Paul Hilal, founder and CEO of Mantle Ridge LP, as Vice Chair, five other new directors, and five continuing directors. The Board will add a new Finance Committee and will restructure the existing Nominating, Governance and Sustainability and Compensation Committees in order to create a new, separate committee focused on Sustainability and Corporate Social Responsibility.

“I have long respected the incredible success of Dollar Tree and how the Company, under the stewardship of Bob Sasser, transformed the discount retail environment,” said Rick Dreiling. “I am extremely excited about the opportunity to support Dollar Tree’s growth and leverage my decades of experience to advance and accelerate the Company’s value creation initiatives. I look forward to working closely with the Board and the Company’s President and CEO, Michael Witynski and the Company’s dedicated employees to drive value for our shareholders, customers, employees and suppliers.”

In addition to Mr. Dreiling and Mr. Hilal, the Company will benefit from the experience and backgrounds of five additional new independent directors: Ned Kelly, Cheryl Grisé, Daniel Heinrich, Mary Laschinger and Bertram Scott. Dollar Tree’s President and Chief Executive Officer Michael Witynski and current independent directors Thomas Dickson, Jeffrey Naylor, Winnie Park and Stephanie Stahl will continue serving on the Board. Consistent with the Company’s previously disclosed waterfall strategy for director retirements and the planned departures of longer-tenured directors, Bob Sasser, Arnold Barron, Gregory Bridgeford, Lemuel Lewis, Carrie Wheeler and Thomas Whiddon, will retire from the Board. Following this refreshment, the Board will continue to be diverse, incorporate retail and industry expertise and leadership experience in the independent directors, and will comprise 12 directors as of the 2022 Annual Meeting.

“Dollar Tree has a powerful legacy to build on in the years ahead, with special thanks to the departing and continuing directors who have always advanced what is best for the business and the many constituencies we serve,” said Michael Witynski, President, Chief Executive Officer and director. “Rick Dreiling is a strong retail leader with established bona-fides in helping businesses succeed, and I have welcomed the time and dialogues I have already had with Rick. I look forward to this opportunity to partner with him as we begin the next chapter of growth and success for Dollar Tree and build on the Company’s legacy. We also appreciate Mantle Ridge as true long-term stewards. We value their engagement with us, and respect how they have, since day one, worked constructively, with integrity, and in good faith alongside us to advance the best interests of all stakeholders. We look forward to working closely with them as invaluable partners over the many years ahead.”

“I look forward to working closely with Mike, Rick, and the Board to help Dollar Tree deliver the most value for all of its stakeholders,” said Paul Hilal. “I want to thank the Dollar Tree directors, including those departing the Board, for the openness and engagement that drove this positive outcome, and especially Bob Sasser. Bob’s drive, creativity and commitment to customers, shareholders and all stakeholders established the platform from which Dollar Tree will continue to thrive, grow and win in the marketplace in this next chapter.”

These board transitions will take effect following the filing of the Company’s Form 10-K for the recently completed fiscal year, which is expected to occur later this month.

About Dollar Tree, Inc.

Dollar Tree, a Fortune 200 company, operated more than 16,000 retail discount stores in 48 states and five Canadian provinces as of January 29, 2022. Stores operate under the brands of Dollar Tree, Family Dollar and Dollar Tree Canada. To learn more about the Company, visit www.DollarTree.com.

About Mantle Ridge

Founded in 2016 by Paul Hilal, Mantle Ridge LP is a fully-aligned, engaged corporate steward that works closely and constructively with companies to enhance value for all stakeholders. Mantle Ridge engages with the objective of creating material, durable value over the long-term, recognizing the vital importance of sustainability and corporate social responsibility. Mantle Ridge has raised separate, single-investment, five-year special purpose vehicles to support its engagements with CSX Corporation and Aramark. Before launching Mantle Ridge, Mr. Hilal played a leading role in engagements with Canadian Pacific and Air Products and Chemicals.

Additional Information

Dollar Tree plans to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). Dollar Tree stockholders are strongly encouraged to read the definitive proxy statement (and any amendments and supplements thereto) and accompanying white proxy card and any other relevant solicitation materials when they are filed as they will contain important information. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Dollar Tree with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Dollar Tree, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Dollar Tree stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Information regarding the ownership of Dollar Tree’s directors and executive officers in Dollar Tree stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statements Regarding Forward-Looking Information

This communication may contain certain “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they address future events, developments and results and do not relate strictly to historical facts. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or “estimate,” “may,” “will,” “should,” “predict,” “possible,” “potential,” “continue,” “strategy,” and similar expressions. Although Dollar Tree believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond Dollar Tree’s control). Moreover, new risks and uncertainties emerge from time to time and it is not possible for Dollar Tree to predict all risks and uncertainties that could have an impact on its forward-looking statements. More detailed information about these factors may be found in filings made by Dollar Tree with the SEC, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Dollar Tree is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise.

CONTACT:	Dollar Tree, Inc.
Randy Guiler, 757-321-5284
Vice President, Investor Relations
www.DollarTree.com
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